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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 16, 1998


                         ENHANCED SERVICES COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



         Colorado                       0-24256                 76-0462973
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



 3415 South Sepulveda Boulevard, Suite 500 Los Angeles, California      90034
             (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code   (310) 397-3003


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

Item 5.  OTHER EVENTS.

         On November 16, 1998, the Company announced the appointment of Robert Chmiel as chief operating officer of the company.

         The Company's Annual Stockholder Meeting, originally tentatively scheduled for November 20, 1998, is being rescheduled for late December to accommodate the further review and updating of proxy information prior to the mailing of the proxy statement.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   and (b)   Not Applicable

         (c)  Exhibits

                99 Press release dated November 16, 1998, with respect to Robert Chmiel

Item 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Enhanced Services Company, Inc.
                                        Registrant


Date:    November 19, 1998              By:     /s/ Robert C. Smith
                                             ---------------------------------
                                             Robert C. Smith, Treasurer (Chief
                                             Financial Officer and Authorized
                                             Signatory)




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